SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                  SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:


[ ]    Preliminary Information Statement

[X]    Definitive Information Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                           VIRILITEC INDUSTRIES, INC.
                (Name of Registrant As Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which the transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:


[ ]    Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount previously paid:
       (2) Form, Schedule or Registration Statement No.:
       (3) Filing Party:
       (4) Date Filed:

                           VIRILITEC INDUSTRIES, INC.
                          62 WHITE STREET, THIRD FLOOR
                            NEW YORK, NEW YORK 10013



                        DEFINITIVE INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER




                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


                                  INTRODUCTION


This notice and information statement (the "INFORMATION STATEMENT") was mailed on or about January 26, 2004 to the stockholders of record, as of January 9, 2004, of Virilitec Industries, Inc., a Delaware corporation (the "COMPANY") pursuant to Section 14(c) of the Exchange Act to inform the stockholders of the Company (the "STOCKHOLDERS") that the majority stockholders of the Company executed a written consent dated January 7, 2004 providing for an amendment to the Company's amended Certificate of Incorporation changing its name to ROO Group, Inc. This notice and information statement attached hereto shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law (the "DGCL").


Please read this notice carefully. Additional information about the Company is contained in its periodic reports filed on Forms 10-QSB for its quarterly fiscal periods and its annual report filed on Form 10-KSB, each as filed with the United States Securities and Exchange Commission (the "COMMISSION"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

The principal executive office of the Company is located at 62 White Street, Third Floor, New York, New York 10013. The Company's telephone number is (011) 613 9509 9444.

     THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'
          MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                           VIRILITEC INDUSTRIES, INC.
                          62 WHITE STREET, THIRD FLOOR
                            NEW YORK, NEW YORK 10013



                        DEFINITIVE INFORMATION STATEMENT
          PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER



TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

1. The change of the Company's name to ROO GROUP, INC., to be effective as of the filing of an amendment to the Company's amended Certificate of Incorporation with the Delaware Secretary of State, attached hereto as EXHIBIT B.

         The Board of Directors has fixed the close of business on January 9, 2004 as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written Notice to stockholders pursuant to Section 228(e) of the DGCL.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.


                                        By order of the Board of Directors,



                                        /s/ ROBERT PETTY
                                        -----------------------------------
January 26, 2004                        Robert Petty
                                        President

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS..............................1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................1
APPRAISAL RIGHTS...............................................................1
INTERESTS OF CERTAIN PERSONS...................................................2
AMENDMENT TO THE CERTIFICATE OF INCORPORATION..................................2
SOLICITATION OF PROXIES........................................................2
STOCKHOLDER PROPOSALS..........................................................2

EXHIBIT A - Written Consent of the Majority Stockholders of Virilitec
            Industries, Inc.

EXHIBIT B - Amendment to the Certificate of Incorporation

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.

Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company does not undertake an obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth ownership information as of the Record Date with respect to (i) each current director or executive officer of the Company, (ii) all directors and executive officers of the Company as a group and (iii) each person known to the Company to be a beneficial owner of more than 5% of the outstanding voting securities of the Company. As of the Record Date, there were 157,669,130 shares of common stock and no shares of preferred stock outstanding. Each share of common stock is entitled to one vote. Unless otherwise noted, the address of each of the individuals listed below is c/o Virilitec Industries, Inc., 62 White Street, Third Floor, New York, New York 10013.

                          NUMBER OF SHARES BENEFICIALLY OWNED AS OF    PERCENTAGE OF SHARES OWNED AS OF
NAME                                  THE RECORD DATE (1)                      THE RECORD DATE
----                                   --------------                          ---------------
Robert Petty                              72,000,000                                45.67%
Avenue Group, Inc.                        40,000,000                                25.37%
Midnight Bay                              25,000,000                                15.86%
Robin Smyth                                2,000,000                                 1.27%
                                          74,000,000                                46.93%
All directors and
executive officers as a
group

(1) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Exchange Act, and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by him.

                                APPRAISAL RIGHTS

Under Delaware law, the state in which the Company is incorporated, the Company is not required to provide its stockholders with a right of appraisal in any matter to which this Information Statement relates and stockholders are accordingly not provided with such right. Stockholders of the Company have no right to dissent from the actions to be taken pursuant to the Written Consent of the Majority Stockholders of the Company.

                          INTERESTS OF CERTAIN PERSONS

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the amendment to the Company's amended Certificate of Incorporation set forth herein, which is not shared by all other stockholders of the Company pro rata, and in accordance with their respective interests.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION

GENERAL

Pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 2, 2003, by and among the Company, VRLT Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), ROO Media Corporation, a Delaware corporation ("ROO Media"), and Jacob Roth and Bella Roth, each an individual (collectively, the "Virilitec Principal Stockholders"), Merger Sub was merged with and into ROO Media (the "Merger"). As a result of the Merger, all issued and outstanding shares of capital stock of ROO Media held by the stockholders of ROO Media were cancelled and converted into the right to receive an aggregate of 148,000,000 shares of common stock of the Company, the separate corporate existence of Merger Sub ceased, and ROO Media continued as the surviving corporation in the Merger as a wholly-owned subsidiary of the Company. Pursuant to the terms of the Merger Agreement, the Company shall change its name to "ROO Group, Inc." pursuant to an amendment to the Company's amended Certificate of Incorporation. The Majority Stockholders of the Company have executed a written consent approving the amendment, attached hereto as EXHIBIT A.

Management of the Company believes that the new name, "ROO Group, Inc." will promote public recognition and more accurately reflect the Company's new business. The amendment to the amended Certificate of Incorporation as attached hereto as EXHIBIT B will be filed with the Secretary of State of the State of Delaware at the earliest possible date after the mailing of this Information Statement.

                             SOLICITATION OF PROXIES

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's common stock.

                              STOCKHOLDER PROPOSALS

The Board has not yet determined the date on which the next annual meeting of stockholders of the Company will be held. Any proposal by a stockholder intended to be presented at the Company's next annual meeting of stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to stockholders in order to be included in the Company's information or proxy statement relating to that meeting.


By Order of the Board of Directors,




/s/ ROBERT PETTY
-------------------------------------
Robert Petty,  President and Director
January 26, 2004

                                                                       EXHIBIT A

                                 WRITTEN CONSENT
           OF THE MAJORITY STOCKHOLDERS OF VIRILITEC INDUSTRIES, INC.
                             A DELAWARE CORPORATION

         The undersigned, representing a majority of the holders of the shares of common stock (the "Shares") of Virilitec Industries, Inc., a Delaware corporation (the "Company"), do hereby consent, pursuant to Section 228 of the General Corporation Law of the State of Delaware, to the adoption of the following resolutions with the same force and effect as if adopted at a meeting duly called and held:

         NOW, THEREFORE, it being in the best interests of the Company, the stockholders hereby adopt the following Resolutions:

         RESOLVED, that the Resolution by the Board of Directors of the Company expressed through the unanimous written consent of its members dated January 7, 2004, whereby Article FIRST of the amended Certificate of Incorporation was proposed to be amended to read as follows:

         "FIRST: The name of the corporation (hereinafter referred to as the "Corporation") is ROO Group, Inc."

         is hereby in all respects approved, ratified and confirmed, and it is further;

         RESOLVED,  that the amended  Certificate of Incorporation,  pursuant to
         Section 242 of the GCL, be amended accordingly, and it is further;

         RESOLVED, that the proper Directors and Officers of the Company be, and each of them hereby is, authorized and empowered, in the name of and on behalf of the Company, to execute all such further documents, certificates or instruments, and to take all such further action, as any such Director or Officer may deem necessary, proper convenient or desirable in order to carry out each of the foregoing resolutions and in order to carry out each of the intents thereof, and that all such actions taken by the Directors and Officers of the Company to date, in connection with the foregoing resolutions, are hereby in all respects confirmed, ratified and approved.


                       [SIGNATURES ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned, holding Shares representing a majority of such Shares, have executed this Written Consent and adopted these resolutions as of the 7th day of January, 2004.



By:      /s/ ROBERT PETTY                             72,000,000 Shares
         --------------------------------------
Name:    ROBERT PETTY
         --------------------------------------
Title:   STOCKHOLDER
         --------------------------------------



Avenue Group, Inc.

By:      /s/ LEVI MOCHKIN                             40,000,000 Shares
         --------------------------------------
Name:    LEVI MOCHKIN, CEO AND DIRECTOR
         --------------------------------------
Title:   STOCKHOLDER
         --------------------------------------



By:      /s/ ROBIN SMYTH                              2,000,000 Shares
         --------------------------------------
Name:    ROBIN SMYTH
         --------------------------------------
Title:   STOCKHOLDER
         --------------------------------------

                                                                       EXHIBIT B

                           CERTIFICATE OF AMENDMENT TO
     THE AMENDED CERTIFICATE OF INCORPORATION OF VIRILITEC INDUSTRIES, INC.

                                    * * * * *

         Virilitec Industries, Inc. (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of the Company has approved and its Stockholders having a right to vote thereon have ratified a resolution duly amending the amended Certificate of Incorporation of the Company as follows:

                  RESOLVED, that the stockholders consider and vote upon a proposal to amend the Company's amended Certificate of Incorporation changing its name to ROO Group, Inc.

         SECOND: That the amended Article FIRST of the amended Certificate of Incorporation shall read as follows:

                  "FIRST: The name of the corporation (hereinafter referred to as the "Corporation") is ROO Group, Inc."


         THIRD: That a majority of the Company's Stockholders have approved the amendment to the amended Certificate of Incorporation (the "Amendment") by action by written consent without a meeting pursuant to Sections 228 and 242 of the General Corporation Law of the State of Delaware (the "GCL").

         FOURTH: That the capital of the Company shall not be reduced under or by reason of said Amendment.

         IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Robert Petty, its President, this 8th day of January, 2004.

                                   By: /s/ ROBERT PETTY
                                       -----------------------------------------
                                       Robert Petty, President